UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 29, 2026

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
645 Hamilton Street
	Allentown,	PA	18101
	(610)	774-5151

1-905	PPL Electric Utilities Corporation			23-0959590
(Exact name of Registrant as specified in its charter)
Pennsylvania
827 Hausman Road
	Allentown,	PA	18104-9392
	(610)	774-5151

1-2893	Louisville Gas and Electric Company			61-0264150
(Exact name of Registrant as specified in its charter)
Kentucky
820 West Broadway
	Louisville,	KY	40202
	(502)	627-2000

1-3464	Kentucky Utilities Company			61-0247570
(Exact name of Registrant as specified in its charter)
Kentucky and Virginia
One Quality Street
	Lexington,	KY	40507-1462
	(502)	627-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	PPL Electric Utilities Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	PPL Electric Utilities Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

Certain of the Registrants maintain credit facilities to enhance liquidity, provide credit support and backstop commercial paper programs. On January 29, 2026, the Registrants entered into amendments to such facilities, as described below.

PPL Corporation

On January 29, 2026, PPL Capital Funding, Inc., as Borrower, and PPL Corporation, as Guarantor, and The Narragansett Electric Company, d/b/a Rhode Island Energy, as Designated Borrower, amended their existing $1.5 billion credit facility with Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, as previously amended, (i) to extend the scheduled termination dates of certain commitments under the revolving credit facility from December 6, 2029 to December 6, 2030, and (ii) to make certain other changes, as set forth in the copy of the conformed amended and restated revolving credit agreement, as amended, filed as Exhibit A to the amendment, which is filed as Exhibit 10.1 to this Report.

PPL Electric Utilities Corporation

On January 29, 2026, PPL Electric Utilities Corporation amended its existing $750 million revolving credit facility with Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, as previously amended, (i) to extend the scheduled termination dates of certain commitments under the revolving credit facility from December 6, 2029 to December 6, 2030, and (ii) to make certain other changes, as set forth in the copy of the conformed amended and restated revolving credit agreement, as amended, filed as Exhibit A to the amendment, which is filed as Exhibit 10.2 to this Report.

Louisville Gas and Electric Company

On January 29, 2026, Louisville Gas and Electric Company amended its existing $600 million revolving credit facility with Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, as previously amended, (i) to extend the scheduled termination dates of certain commitments under the revolving credit facility from December 6, 2029 to December 6, 2030, and (ii) to make certain other changes, as set forth in the copy of the conformed amended and restated revolving credit agreement, as amended, filed as Exhibit A to the amendment, which is filed as Exhibit 10.3 to this Report.

Kentucky Utilities Company

On January 29, 2026, Kentucky Utilities Company amended its existing $600 million revolving credit facility with Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and the other Lenders party thereto, as previously amended, (i) to extend the scheduled termination dates of certain commitments under the revolving credit facility from December 6, 2029 to December 6, 2030, and (ii) to make certain other changes, as set forth in the copy of the conformed amended and restated revolving credit agreement, as amended, filed as Exhibit A to the amendment, which is filed as Exhibit 10.4 to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	10.1 -	Amendment No. 4, dated January 29, 2026, to the Amended and Restated Revolving Credit Agreement, dated as of December 6, 2021, among PPL Capital Funding, Inc., as Borrower, The Narragansett Electric Company, as Designated Borrower, PPL Corporation, as Guarantor, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.2 -	Amendment No. 4, dated January 29, 2026, to the Amended and Restated Revolving Credit Agreement, dated as of December 6, 2021, among PPL Electric Utilities Corporation, as Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.3 -	Amendment No. 4, dated January 29, 2026, to the Amended and Restated Revolving Credit Agreement, dated as of December 6, 2021, among Louisville Gas and Electric Company, as Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	10.4 -	Amendment No. 4, dated January 29, 2026, to the Amended and Restated Revolving Credit Agreement, dated as of December 6, 2021, among Kentucky Utilities Company, as Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

KENTUCKY UTILITIES COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

Dated:  January 30, 2026